The Dow JonesSM Islamic Fund
A series of Allied Asset Advisors Funds

Supplement dated March 21, 2008 to
the Dow JonesSM Islamic Fund
Statement of Additional Information dated September 28, 2007

Effective immediately, the name of the Dow JonesSM Islamic Fund will be changed to the Iman Fund (the “Fund”).  As a result of the change in the Fund’s name, all references in the Fund’s Statement of Information (the “SAI”) to “Dow JonesSM Islamic Fund” are changed to “Iman Fund.”

In addition, the following changes to the SAI are also made, effective immediately:

•
The following sentence replaces the first sentence in the section entitled “Investment Strategies and Risk” on page 4:  “The Fund seeks growth of capital while adhering to Islamic principles by investing, under normal circumstances, at least 80% of its net assets in domestic and foreign securities chosen by the Fund’s Advisor that meet Islamic principles.”

•
The following sentence replaces the first sentence following “Foreign Securities” on page 4:  “As stated in the Fund’s Prospectus, some of the securities purchased by the Fund may be securities of non-U.S. companies (“foreign securities”), though it is not anticipated by the Fund’s Advisor that the Fund will have more than 20% of the Fund’s net assets invested in foreign securities at any given time.”

•	The section entitled “More Information about Dow JonesSM” on pages 5-6 is removed in its entirety.